UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) June 8, 2015

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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed, Mr. David F. Nicklin, age 66, retired as the Executive Director of Exploration of Matador Resources Company (the “Company”) on March 31, 2015. On June 9, 2015, the Company entered into an amended and restated Independent Contractor Agreement with Mr. Nicklin and his consulting company, David F. Nicklin International Consulting, Inc. (the “Independent Contractor Agreement”). The Independent Contractor Agreement amends and restates Mr. Nicklin’s prior consulting agreement with the Company and, in accordance with Mr. Nicklin’s plans to retire, retains Mr. Nicklin as Consulting Geoscientist and Special Advisor to the Board of Directors of the Company. Pursuant to the Independent Contractor Agreement, Mr. Nicklin will be paid an annual retainer of $150,000, payable in twelve equal monthly installments, and a daily rate of $2,000 per day for each day that Mr. Nicklin provides services to the Company in excess of sixty days per year. The Independent Contractor Agreement is effective as of April 1, 2015 and continues on a month-to-month basis. The foregoing description is qualified in its entirety by reference to the full text of the Independent Contractor Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.
On June 10, 2015, following the Company’s Annual Meeting of Shareholders (the “Annual Meeting”), the Board of Directors of the Company appointed the Company’s executive officers as set forth below. Such officers, who serve on the Company’s executive committee, will share the responsibilities of the principal operating officer of the Company in light of the Company’s growth. Information regarding the age, business experience and background of each executive officer of the Company is included in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 29, 2015 and is incorporated herein by reference.

Name	Office
Joseph Wm. Foran	Chairman of the Board, Chief Executive Officer and Secretary
Matthew V. Hairford	President and Chair of the Operating Committee
David E. Lancaster	Executive Vice President, Chief Financial Officer and Assistant Secretary
Craig N. Adams	Executive Vice President - Land, Legal and Administration and Assistant Secretary
Ryan C. London	Executive Vice President and Head of Completions and Prospect Teams (Engineering and Geology)
Van H. Singleton, II	Executive Vice President - Land
Bradley M. Robinson	Vice President - Reservoir Engineering and Chief Technology Officer

At the Annual Meeting, as discussed below, the shareholders approved the Company’s Amended and Restated 2012 Long-Term Incentive Plan (the “Plan”). A description of the terms and conditions of the Plan is included in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 29, 2015 and is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.2 to this Current Report.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on June 10, 2015. On the April 15, 2015 record date, there were 78,307,729 shares of the Company’s common stock outstanding with each such share being entitled to one vote per share of common stock.
A total of 70,493,642 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each matter is set forth below.

Proposal 1: Election of Directors
The shareholders elected Carlos M. Sepulveda, Jr., Margaret B. Shannon and George M. Yates as Class I directors of the Company for a three-year term expiring at the Annual Meeting of Shareholders in 2018, and until the election and qualification of such directors’ respective successors or the earlier death, retirement, resignation or removal of such director.

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Carlos M. Sepulveda, Jr.	60,647,656	408,218	9,437,768
Margaret B. Shannon	60,667,914	387,960	9,437,768
George M. Yates	60,654,888	400,986	9,437,768

Proposal 2: Approval of Amended and Restated 2012 Long-Term Incentive Plan
The shareholders approved the Company’s Amended and Restated 2012 Long-Term Incentive Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
60,340,253	666,785	48,836	9,437,768

Proposal 3: Advisory Vote on Executive Compensation
The shareholders approved the non-binding advisory resolution approving the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
60,389,516	596,442	69,916	9,437,768

Proposal 4: Proposal to Ratify the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2015
The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

Votes For	Votes Against	Votes Abstained
70,428,271	17,765	47,606

Item 7.01	Regulation FD Disclosure.
On June 8, 2015, the Company issued a press release announcing the closing of certain Delaware Basin joint ventures (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report. The Press Release is incorporated by reference into this Item 7.01, and the foregoing description of the Press Release is qualified in its entirety by reference to this exhibit.
The Company expects to make presentations concerning its business to potential investors. The materials to be utilized during the presentations are furnished as Exhibit 99.2 hereto and incorporated herein by reference.
The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Amended and Restated Independent Contractor Agreement by and among Matador Resources Company, David F. Nicklin and David F. Nicklin International Consulting, Inc., effective as of April 1, 2015.
10.2	Amended and Restated 2012 Long-Term Incentive Plan.
99.1	Press Release, dated June 8, 2015.
99.2	Presentation Materials.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: June 11, 2015	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Amended and Restated Independent Contractor Agreement by and among Matador Resources Company, David F. Nicklin and David F. Nicklin International Consulting, Inc., effective as of April 1, 2015.
10.2	Amended and Restated 2012 Long-Term Incentive Plan.
99.1	Press Release, dated June 8, 2015.
99.2	Presentation Materials.